UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 8, 2005

                             ADVANCE NANOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                    011-15499
                            (Commission File Number)

            Colorado                                    84-0379959
(State or other jurisdiction                 (IRS Employer Identification No.)
            of incorporation)

            30 Rockefeller Plaza, 27th Floor, New York, N Y 10112

            (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (646) 723-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

o Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM  4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) On April 8, 2005, Advance Nanotech, Inc. ("ANI") was notified by Cacciamatta Accountancy Corporation ("Cacciamatta"), ANI's former certifying accountants, that the client-auditor relationship between Cacciamatta and ANI had ceased.


The following matters are reported on behalf of ANI pursuant to Regulation S-K
Item 304(a)(1):


        (i) Cacciamatta resigned as auditor of ANI and reported the cessation of the client-auditor relationship in an April 8, 2005 letter to ANI and the Securities and Exchange Commission.


        (ii) Cacciamatta's only audit engagement with ANI was with respect to the audit of ANI's financial statements for the period from ANI's inception (August 17, 2004) to September 30, 2004, prior to ANI's merger with Artwork & Beyond effective October 1, 2004. Such report, dated March 18, 2005, was modified to reflect doubt as to ANI's ability to continue as a going concern, but did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified.


        (iii) The decision to resign was made by Cacciamatta and Cacciamatta's resignation has been approved by the Board of Directors of ANI.


        (iv) In connection with the audit of ANI for the period from ANI's inception to September 30, 2004, and through April 8, 2005, there were no disagreements with Cacciamatta on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Cacciamatta's satisfaction, would have caused Cacciamatta to make reference to the subject matter of the disagreement in connection with its report.


        (v) Since ANI's inception and through April 8, 2005, ANI had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.


Cacciamatta has been requested to furnish a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter, dated April 13, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) Following the termination of its relationship with Cacciamatta, ANI retained Hall & Company ("Hall") as ANI's independent auditors. Hall's address is 16140 Sand Canyon Avenue, Irvine, CA 92618-3705. ANI's Board of Directors approved the appointment of Hall as ANI's independent accountants on April 8, 2004.

Since its inception, ANI has not consulted with Hall regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                  EXHIBIT INDEX


EXHIBIT     NUMBER DESCRIPTION


 16.1 Letter from Cacciamatta to the Securities and Exchange Commission dated April 13, 2005.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ADVANCE NANOTECH, INC.
                                  ---------------------------------------------
                                                  (Registrant)


Date:  April 13, 2005                         /s/ Magnus R. Gittins
                                  ---------------------------------------------
                                             Magnus R. Gittins, CEO
                                  (Officer duly authorized to sign this report)